Exhibit 10.7

FORM OF LETTER AGREEMENT

JK ACQUISITION CORP./4350 MANAGEMENT, LLC

, 2005

4350 Management, LLC
5847 San Felipe
Suite 4350
Houston, Texas 77057

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of JK Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus), 4350 Management, LLC shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Houston, Texas, as may be required by the Company from time to time, situated at Suite 4350, 5847 San Felipe, Houston Texas (or any successor location). In exchange therefor, the Company shall pay 4350 Management, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours, JK ACQUISITION CORP.

By: Keith D. Spickelmier
Title: President

AGREED TO AND ACCEPTED BY:

4350 MANAGEMENT, LLC

By: James P. Wilson
Title: Managing Member